Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Third Quarter 2018

October 31, 2018

American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2018

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Highlights
Net earnings	$204	$210	$145	$166	$11	$559	$309
Core net operating earnings	198	185	219	197	95	602	391
Total assets	64,190	61,834	60,656	60,658	60,163	64,190	60,163
Adjusted shareholders’ equity (a)	5,103	4,920	4,865	4,724	4,852	5,103	4,852
Property and Casualty net written premiums	1,456	1,257	1,102	1,161	1,433	3,815	3,590
Annuity statutory premiums	1,378	1,399	1,148	909	876	3,925	3,432

Per share data
Diluted earnings per share	$2.26	$2.31	$1.60	$1.84	$0.13	$6.17	$3.44
Core net operating earnings per share	2.19	2.04	2.42	2.20	1.06	6.65	4.35
Adjusted book value per share (a)	57.22	55.24	54.74	53.51	55.08	57.22	55.08

Cash dividends per common share	0.3500	1.8500	0.3500	2.3500	0.3125	2.5500	2.4375

Financial ratios
Annualized return on equity (b)	16.3%	17.1%	12.3%	14.4%	1.0%	15.3%	8.9%
Annualized core operating return on equity (b)	15.8%	15.1%	18.6%	17.2%	8.1%	16.5%	11.2%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	64.3%	59.7%	57.8%	59.8%	71.4%	60.8%	64.0%
Underwriting expense ratio	31.4%	34.0%	33.9%	27.5%	27.9%	33.0%	31.2%

Combined ratio - Specialty	95.7%	93.7%	91.7%	87.3%	99.3%	93.8%	95.2%

Net spread on fixed annuities:
Net interest spread	2.67%	2.81%	2.75%	2.62%	2.69%	2.74%	2.63%
Net spread earned:
Before impact of fair value accounting and unlockings	1.37%	1.46%	1.38%	1.40%	1.36%	1.41%	1.32%
Impact of fair value accounting (c)	(0.02%)	0.04%	0.16%	(0.13%)	(0.05%)	0.05%	(0.09%)
Unlockings	0.00%	(0.32%)	0.00%	(0.06%)	0.00%	(0.11%)	0.00%

After impact of fair value accounting and unlockings	1.35%	1.18%	1.54%	1.21%	1.31%	1.35%	1.23%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 19.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/18	06/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Property and Casualty Insurance
Underwriting profit	$56	$72	$91	$155	$8	$219	$158
Net investment income	108	115	100	86	94	323	276
Other income (expense)	(6)	(7)	(3)	(8)	(7)	(16)	(7)

Property and Casualty Insurance operating earnings	158	180	188	233	95	526	427

Annuity earnings	117	99	125	97	102	341	283
Interest expense of parent holding companies	(15)	(16)	(15)	(20)	(21)	(46)	(65)
Other expense	(22)	(32)	(27)	(27)	(18)	(81)	(65)

Pre-tax core operating earnings	238	231	271	283	158	740	580

Income tax expense	40	46	52	86	63	138	189

Core net operating earnings	198	185	219	197	95	602	391
Non-core items, net of tax:
Realized gains (losses) on securities	27	25	(74)	4	(8)	(22)	(1)
Special A&E charges:
Property and Casualty Insurance run-off operations	(14)	—	—	—	(58)	(14)	(58)
Former Railroad and Manufacturing operations	(7)	—	—	—	(16)	(7)	(16)
Neon exited lines charge	—	—	—	18	—	—	—
Tax benefit related to Neon restructuring	—	—	—	56	—	—	—
Tax expense related to change in U.S. corporate tax rate	—	—	—	(83)	—	—	—
Loss on retirement of debt	—	—	—	(26)	(2)	—	(7)

Net earnings	$204	$210	$145	$166	$11	$559	$309

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Core net operating earnings	$198	$185	$219	$197	$95	$602	$391

Net earnings	$204	$210	$145	$166	$11	$559	$309

Average number of diluted shares	90.731	90.663	90.431	90.109	89.984	90.610	89.712

Diluted earnings per share:
Core net operating earnings per share	$2.19	$2.04	$2.42	$2.20	$1.06	$6.65	$4.35

Realized gains (losses) on securities	0.31	0.27	(0.82)	0.04	(0.08)	(0.24)	(0.01)
Special A&E charges:
Property and Casualty Insurance run-off operations	(0.16)	—	—	—	(0.64)	(0.16)	(0.64)
Former Railroad and Manufacturing operations	(0.08)	—	—	—	(0.18)	(0.08)	(0.18)
Neon exited lines charge	—	—	—	0.19	—	—	—
Tax benefit related to Neon restructuring	—	—	—	0.62	—	—	—
Tax expense related to change in U.S. corporate tax rate	—	—	—	(0.92)	—	—	—
Loss on retirement of debt	—	—	—	(0.29)	(0.03)	—	(0.08)

Diluted earnings per share	$2.26	$2.31	$1.60	$1.84	$0.13	$6.17	$3.44

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Property and Transportation	$—	$23	$33	$84	$6	$56	$70
Specialty Casualty	49	29	41	58	2	119	46
Specialty Financial	9	22	15	19	(3)	46	42
Other Specialty	(3)	(1)	3	(5)	4	(1)	3

Underwriting profit - Specialty	55	73	92	156	9	220	161
Other core charges, included in loss and LAE	(1)	1	1	1	1	1	3

Underwriting profit - Core	56	72	91	155	8	219	158
Special A&E charges, included in loss and LAE	(18)	—	—	—	(89)	(18)	(89)
Neon exited lines charge, included in loss and LAE	—	—	—	18	—	—	—
Neon exited lines charge, included in underwriting expenses	—	—	—	—	—	—	—

Underwriting profit (loss) - Property and Casualty Insurance	$38	$72	$91	$173	$(81)	$201	$69

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$3	$—	$—	$4	$6	$3	$6
Catastrophe loss	35	16	13	8	107	64	132

Total current accident year catastrophe losses	$38	$16	$13	$12	$113	$67	$138

Prior year loss reserve development (favorable) / adverse	$(31)	$(44)	$(56)	$(66)	$52	$(131)	$2

Combined ratio:
Property and Transportation	100.0%	93.9%	90.4%	82.6%	98.9%	95.5%	94.3%
Specialty Casualty	92.1%	95.1%	92.9%	90.0%	99.5%	93.3%	97.1%
Specialty Financial	94.4%	85.6%	90.2%	86.2%	102.2%	90.0%	90.4%
Other Specialty	103.0%	105.5%	90.7%	123.0%	85.1%	100.3%	95.8%
Combined ratio - Specialty	95.7%	93.7%	91.7%	87.3%	99.3%	93.8%	95.2%
Other core charges	0.0%	0.0%	0.1%	0.1%	0.1%	0.0%	0.1%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	(1.4%)	0.0%	0.0%	0.0%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Special A&E charges	1.5%	0.0%	0.0%	0.0%	7.0%	0.6%	2.6%

Combined ratio	97.2%	93.7%	91.8%	86.0%	106.4%	94.4%	97.9%

Combined ratio excl. catastrophe and prior year development	96.8%	96.2%	95.6%	90.8%	93.8%	96.3%	93.9%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	65.4%	62.2%	61.7%	63.3%	65.9%	63.3%	62.7%
Prior accident year loss reserve development	(2.2%)	(3.9%)	(5.0%)	(5.4%)	4.2%	(3.7%)	0.1%
Current accident year catastrophe loss	2.6%	1.4%	1.2%	0.6%	8.4%	1.8%	3.9%

Loss and LAE ratio	65.8%	59.7%	57.9%	58.5%	78.5%	61.4%	66.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Gross written premiums	$2,104	$1,665	$1,458	$1,571	$2,104	$5,227	$4,931
Ceded reinsurance premiums	(648)	(408)	(356)	(410)	(671)	(1,412)	(1,341)

Net written premiums	1,456	1,257	1,102	1,161	1,433	3,815	3,590
Change in unearned premiums	(129)	(96)	5	64	(166)	(220)	(236)

Net earned premiums	1,327	1,161	1,107	1,225	1,267	3,595	3,354
Loss and LAE	855	692	640	733	905	2,187	2,147
Underwriting expense	417	396	375	336	353	1,188	1,046

Underwriting profit	$55	$73	$92	$156	$9	$220	$161

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$3	$—	$—	$4	$6	$3	$6
Catastrophe loss	35	16	13	8	107	64	132

Total current accident year catastrophe losses	$38	$16	$13	$12	$113	$67	$138

Prior year loss reserve development (favorable) / adverse	$(49)	$(45)	$(57)	$(49)	$(38)	$(151)	$(90)

Combined ratio:
Loss and LAE ratio	64.3%	59.7%	57.8%	59.8%	71.4%	60.8%	64.0%
Underwriting expense ratio	31.4%	34.0%	33.9%	27.5%	27.9%	33.0%	31.2%

Combined ratio	95.7%	93.7%	91.7%	87.3%	99.3%	93.8%	95.2%

Combined ratio excl. catastrophe and prior year development	96.8%	96.2%	95.6%	90.8%	93.8%	96.3%	93.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.4%	62.2%	61.7%	63.3%	65.9%	63.3%	62.7%
Prior accident year loss reserve development	(3.7%)	(3.9%)	(5.1%)	(4.1%)	(2.9%)	(4.3%)	(2.6%)
Current accident year catastrophe loss	2.6%	1.4%	1.2%	0.6%	8.4%	1.8%	3.9%

Loss and LAE ratio	64.3%	59.7%	57.8%	59.8%	71.4%	60.8%	64.0%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Gross written premiums	$953	$615	$426	$626	$1,073	$1,994	$2,062
Ceded reinsurance premiums	(393)	(193)	(102)	(202)	(449)	(688)	(721)

Net written premiums	560	422	324	424	624	1,306	1,341
Change in unearned premiums	(34)	(48)	26	61	(97)	(56)	(115)

Net earned premiums	526	374	350	485	527	1,250	1,226
Loss and LAE	406	239	220	325	407	865	847
Underwriting expense	120	112	97	76	114	329	309

Underwriting profit	$—	$23	$33	$84	$6	$56	$70

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$2	$1	$2
Catastrophe loss	12	10	5	(3)	23	27	39

Total current accident year catastrophe losses	$13	$10	$5	$(3)	$25	$28	$41

Prior year loss reserve development (favorable) / adverse	$(4)	$(21)	$(18)	$(4)	$(8)	$(43)	$(36)

Combined ratio:
Loss and LAE ratio	77.1%	63.8%	63.0%	67.1%	77.3%	69.2%	69.1%
Underwriting expense ratio	22.9%	30.1%	27.4%	15.5%	21.6%	26.3%	25.2%

Combined ratio	100.0%	93.9%	90.4%	82.6%	98.9%	95.5%	94.3%

Combined ratio excl. catastrophe and prior year development	98.5%	96.8%	94.1%	84.0%	96.0%	96.8%	94.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	75.6%	66.7%	66.7%	68.5%	74.4%	70.5%	68.9%
Prior accident year loss reserve development	(0.8%)	(5.6%)	(5.1%)	(0.8%)	(1.5%)	(3.5%)	(3.0%)
Current accident year catastrophe loss	2.3%	2.7%	1.4%	(0.6%)	4.4%	2.2%	3.2%

Loss and LAE ratio	77.1%	63.8%	63.0%	67.1%	77.3%	69.2%	69.1%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Gross written premiums	$956	$858	853	$737	$850	$2,667	$2,350
Ceded reinsurance premiums	(261)	(219)	(259)	(182)	(226)	(739)	(625)

Net written premiums	695	639	594	555	624	1,928	1,725
Change in unearned premiums	(79)	(44)	(15)	18	(56)	(138)	(112)

Net earned premiums	616	595	579	573	568	1,790	1,613
Loss and LAE	364	378	345	338	402	1,087	1,072
Underwriting expense	203	188	193	177	164	584	495

Underwriting profit	$49	$29	$41	$58	$2	$119	$46

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$4	$2	$1	$2
Catastrophe loss	11	1	5	14	54	17	57

Total current accident year catastrophe losses	$12	$1	$5	$18	$56	$18	$59

Prior year loss reserve development (favorable) / adverse	$(37)	$(15)	$(35)	$(52)	$(23)	$(87)	$(34)

Combined ratio:
Loss and LAE ratio	59.2%	63.4%	59.5%	59.1%	70.7%	60.7%	66.4%
Underwriting expense ratio	32.9%	31.7%	33.4%	30.9%	28.8%	32.6%	30.7%

Combined ratio	92.1%	95.1%	92.9%	90.0%	99.5%	93.3%	97.1%

Combined ratio excl. catastrophe and prior year development	96.4%	97.5%	97.9%	96.7%	94.0%	97.2%	95.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.5%	65.8%	64.5%	65.8%	65.2%	64.6%	65.0%
Prior accident year loss reserve development	(6.0%)	(2.5%)	(6.0%)	(9.2%)	(4.0%)	(4.8%)	(2.1%)
Current accident year catastrophe loss	1.7%	0.1%	1.0%	2.5%	9.5%	0.9%	3.5%

Loss and LAE ratio	59.2%	63.4%	59.5%	59.1%	70.7%	60.7%	66.4%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Gross written premiums	$195	$192	179	$208	$181	$566	$519
Ceded reinsurance premiums	(42)	(33)	(31)	(52)	(31)	(106)	(79)

Net written premiums	153	159	148	156	150	460	440
Change in unearned premiums	(4)	—	1	(15)	(8)	(3)	(5)

Net earned premiums	149	159	149	141	142	457	435
Loss and LAE	60	54	60	47	79	174	180
Underwriting expense	80	83	74	75	66	237	213

Underwriting profit (loss)	$9	$22	$15	$19	$(3)	$46	$42

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$2	$1	$2
Catastrophe loss	12	3	3	(5)	29	18	35

Total current accident year catastrophe losses	$13	$3	$3	$(5)	$31	$19	$37

Prior year loss reserve development (favorable) / adverse	$(8)	$(8)	$(3)	$1	$(5)	$(19)	$(22)

Combined ratio:
Loss and LAE ratio	40.1%	33.9%	40.2%	33.1%	56.0%	38.0%	41.4%
Underwriting expense ratio	54.3%	51.7%	50.0%	53.1%	46.2%	52.0%	49.0%

Combined ratio	94.4%	85.6%	90.2%	86.2%	102.2%	90.0%	90.4%

Combined ratio excl. catastrophe and prior year development	91.5%	89.0%	90.2%	89.1%	84.9%	90.2%	87.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	37.2%	37.3%	40.2%	36.0%	38.7%	38.2%	38.4%
Prior accident year loss reserve development	(5.1%)	(5.4%)	(1.8%)	0.8%	(3.1%)	(4.1%)	(5.0%)
Current accident year catastrophe loss	8.0%	2.0%	1.8%	(3.7%)	20.4%	3.9%	8.0%

Loss and LAE ratio	40.1%	33.9%	40.2%	33.1%	56.0%	38.0%	41.4%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	48	37	36	26	35	121	84

Net written premiums	48	37	36	26	35	121	84
Change in unearned premiums	(12)	(4)	(7)	—	(5)	(23)	(4)

Net earned premiums	36	33	29	26	30	98	80
Loss and LAE	25	21	15	23	17	61	48
Underwriting expense	14	13	11	8	9	38	29

Underwriting profit (loss)	$(3)	$(1)	$3	$(5)	$4	$(1)	$3

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	2	—	2	1	2	1

Total current accident year catastrophe losses	$—	$2	$—	$2	$1	$2	$1

Prior year loss reserve development (favorable) / adverse	$—	$(1)	$(1)	$6	$(2)	$(2)	$2

Combined ratio:
Loss and LAE ratio	65.5%	68.7%	51.3%	86.2%	52.6%	62.5%	60.4%
Underwriting expense ratio	37.5%	36.8%	39.4%	36.8%	32.5%	37.8%	35.4%

Combined ratio	103.0%	105.5%	90.7%	123.0%	85.1%	100.3%	95.8%

Combined ratio excl. catastrophe and prior year development	103.7%	99.6%	96.6%	94.5%	90.4%	100.2%	92.3%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Net investment income	$413	$412	$394	$376	$375	$1,219	$1,082
Guaranteed withdrawal benefit fees	16	16	16	17	15	48	43
Policy charges and other miscellaneous income	11	11	10	7	11	32	36

Total revenues	440	439	420	400	401	1,299	1,161
Annuity benefits	222	260	182	257	215	664	635
Acquisition expenses	69	49	81	15	54	199	153
Other expenses	32	31	32	31	30	95	90

Total costs and expenses	323	340	295	303	299	958	878

Annuity earnings before income taxes	$117	$99	$125	$97	$102	$341	$283

Detail of Annuity earnings before income taxes
Earnings before income taxes, impact of fair value accounting and unlockings	$119	$123	$112	$111	$106	$354	$305
Impact of fair value accounting (a)	(2)	3	13	(11)	(4)	14	(22)
Unlockings	—	(27)	—	(3)	—	(27)	—

Earnings before income taxes	$117	$99	$125	$97	$102	$341	$283

(a)   Changes in fair value of derivatives, offset by an estimate of the related acceleration/deceleration of the amortization of deferred policy acquisition costs and the deferred sales inducements, were as follows:

Interest on Embedded Derivative liability	$(10)	$(8)	$(7)	$(5)	$(4)	$(25)	$(11)
Impact of changes in interest rates higher (lower) than expected	(2)	12	27	(12)	(10)	37	(38)
Change in markets (1)	12	6	(2)	9	6	16	20
Renewal option purchases lower (higher) than expected	—	(3)	(4)	—	1	(7)	4
Other (2)	(2)	(4)	(1)	(3)	3	(7)	3

Impact of Fair Value accounting, as reported	$(2)	$3	$13	$(11)	$(4)	$14	$(22)

Embedded Derivative liability balance at end of period	$3,105	$2,776	$2,549	$2,542	$2,293	$3,105	$2,293

(1)	Reflects impact of changes in stock market, including volatility
(2)	Includes impact of actual vs. expected lapse activity

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Detail of annuity benefits expense:
Interest credited - fixed	$179	$173	$166	$164	$160	$518	$469
Interest credited - fixed component of variable annuities	1	2	1	1	1	4	4
Change in expected death and annuitization reserve	5	4	4	5	5	13	13
Amortization of sales inducements	5	5	5	5	4	15	14
Guaranteed withdrawal benefit reserve	18	19	23	16	18	60	51
Change in other benefit reserves	10	11	8	9	16	29	36
Unlockings (a)	—	54	—	35	—	54	—

Subtotal before impact of fair value accounting	218	268	207	235	204	693	587
Embedded derivative mark-to-market (b)	223	82	(63)	178	127	242	386
Equity option mark-to-market	(219)	(90)	38	(156)	(116)	(271)	(338)

Subtotal impact of fair value accounting	4	(8)	(25)	22	11	(29)	48

Total annuity benefits expense	$222	$260	$182	$257	$215	$664	$635

(a)

Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $27 million in 2018 and $32 million in 2017 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $27 million in 2018 and $3 million in 2017.

(b)	Excludes unlocking impact of $44 million in 2018 and $25 million in 2017.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Average fixed annuity investments (at amortized cost) (a)	$34,955	$33,935	$33,002	$32,245	$31,713	$33,964	$30,919
Average annuity benefits accumulated	35,226	34,165	33,329	32,680	32,029	34,240	31,141

Annuity benefits accumulated in excess of investments (a)	$(271)	$(230)	$(327)	$(435)	$(316)	$(276)	$(222)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.70%	4.83%	4.74%	4.62%	4.70%	4.76%	4.64%
Interest credited	(2.03%)	(2.02%)	(1.99%)	(2.00%)	(2.01%)	(2.02%)	(2.01%)

Net interest spread on fixed annuities	2.67%	2.81%	2.75%	2.62%	2.69%	2.74%	2.63%
Policy charges and other miscellaneous income	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%	0.12%
Other annuity benefit expenses, net	(0.24%)	(0.27%)	(0.29%)	(0.21%)	(0.33%)	(0.26%)	(0.31%)
Acquisition expenses	(0.76%)	(0.89%)	(0.94%)	(0.60%)	(0.65%)	(0.86%)	(0.63%)
Other expenses	(0.36%)	(0.35%)	(0.38%)	(0.37%)	(0.36%)	(0.37%)	(0.38%)
Change in fair value of derivatives	(0.05%)	0.10%	0.30%	(0.27%)	(0.14%)	0.11%	(0.20%)
Unlockings	0.00%	(0.32%)	0.00%	(0.06%)	0.00%	(0.11%)	0.00%

Net spread earned on fixed annuities	1.35%	1.18%	1.54%	1.21%	1.31%	1.35%	1.23%

Average annuity benefits accumulated	$35,226	$34,165	$33,329	$32,680	$32,029	$34,240	$31,141
Net spread earned on fixed annuities	1.35%	1.18%	1.54%	1.21%	1.31%	1.35%	1.23%

Earnings on fixed annuity benefits accumulated	$119	$101	$128	$99	$105	$348	$288
Annuity benefits accumulated in excess of investments	$(271)	$(230)	$(327)	$(435)	$(316)	$(276)	$(222)
Net investment income (as % of investments)	4.70%	4.83%	4.74%	4.62%	4.70%	4.76%	4.64%

Earnings (loss) on annuity benefits accumulated in excess of investments	$(3)	$(3)	$(4)	$(5)	$(4)	$(10)	$(8)
Variable annuity earnings	1	1	1	3	1	3	3

Earnings before income taxes	$117	$99	$125	$97	$102	$341	$283

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting and unlockings	1.37%	1.46%	1.38%	1.40%	1.36%	1.41%	1.32%
Change in fair value of derivatives	(0.05%)	0.10%	0.30%	(0.27%)	(0.14%)	0.11%	(0.20%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.03%	(0.06%)	(0.14%)	0.14%	0.09%	(0.06%)	0.11%
Unlockings	0.00%	(0.32%)	0.00%	(0.06%)	0.00%	(0.11%)	0.00%

Net spread earned - after impact of fair value accounting and unlockings	1.35%	1.18%	1.54%	1.21%	1.31%	1.35%	1.23%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Retail single premium annuities - indexed	$354	$378	$294	$239	$219	$1,026	$751
Retail single premium annuities - fixed	17	22	21	16	18	60	55
Broker dealer single premium annuities - indexed	322	355	259	174	148	936	559
Broker dealer single premium annuities - fixed	3	4	3	1	1	10	6
Financial institutions single premium annuities - indexed	460	448	413	364	360	1,321	1,347
Financial institutions single premium annuities - fixed	114	131	105	63	82	350	559
Pension risk transfer (PRT)	56	1	—	5	—	57	—
Education market - fixed and indexed annuities	46	54	46	41	41	146	133

Subtotal fixed annuity premiums	1,372	1,393	1,141	903	869	3,906	3,410
Variable annuities	6	6	7	6	7	19	22

Total annuity premiums	$1,378	$1,399	$1,148	$909	$876	$3,925	$3,432

Summary by Distribution Channel:
Retail	$371	$400	$315	$255	$237	$1,086	$806
Broker dealer	325	359	262	175	149	946	565
Financial institutions	574	579	518	427	442	1,671	1,906
Other	108	61	53	52	48	222	155

Total annuity premiums	$1,378	$1,399	$1,148	$909	$876	$3,925	$3,432

Summary by Product Type:
Total indexed	$1,164	$1,213	$992	$802	$746	$3,369	$2,721
Total fixed	208	180	149	101	123	537	689
Variable	6	6	7	6	7	19	22

Total annuity premiums	$1,378	$1,399	$1,148	$909	$876	$3,925	$3,432

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Beginning fixed annuity reserves	$34,678	$33,652	$33,005	$32,354	$31,704	$33,005	$29,647
Premiums	1,372	1,393	1,141	903	869	3,906	3,410
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	—	—	(64)	—	—	—
Surrenders, benefits and other withdrawals	(707)	(706)	(627)	(596)	(540)	(2,040)	(1,650)
Interest and other annuity benefit expenses:
Interest credited	179	173	166	164	160	518	469
Embedded derivative mark-to-market	223	82	(63)	178	127	242	386
Change in other benefit reserves	29	29	30	25	34	88	92
Unlockings	—	55	—	41	—	55	—

Ending fixed annuity reserves	$35,774	$34,678	$33,652	$33,005	$32,354	$35,774	$32,354

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$35,774	$34,678	$33,652	$33,005	$32,354	$35,774	$32,354
Impact of unrealized investment gains on reserves	8	32	71	133	138	8	138
Fixed component of variable annuities	176	176	178	178	179	176	179

Annuity benefits accumulated per balance sheet	$35,958	$34,886	$33,901	$33,316	$32,671	$35,958	$32,671

Annualized surrenders and other withdrawals as a % of beginning reserves	8.2%	8.4%	7.6%	7.4%	6.8%	8.2%	7.4%

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
1 - 1.99%	78%	78%	77%	76%	75%	75%
2 - 2.99%	4%	4%	5%	5%	5%	5%
3 - 3.99%	9%	9%	9%	10%	10%	10%
4.00% and above	9%	9%	9%	9%	10%	10%
Annuity Benefits Accumulated	$35,958	$34,886	$33,901	$33,316	$32,671	$32,014
Traditional Fixed and FIA Surrender Value (a) (b)	$27,434	$26,502	$25,582	$25,138	$24,428	$23,925
Ability to Lower Average Crediting Rates by (a) (c)	1.16%	1.09%	1.00%	0.92%	0.88%	0.86%
Pretax earnings impact of crediting guaranteed minimums (a)	$317	$288	$255	$230	$216	$206

(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17
Assets:
Total cash and investments	$47,841	$46,779	$45,949	$46,048	$45,253	$44,779
Recoverables from reinsurers	3,352	3,073	3,173	3,369	3,262	2,839
Prepaid reinsurance premiums	717	645	614	600	691	587
Agents’ balances and premiums receivable	1,299	1,266	1,113	1,146	1,173	1,124
Deferred policy acquisition costs	1,669	1,582	1,417	1,216	1,119	1,156
Assets of managed investment entities	4,998	5,032	5,090	4,902	4,767	4,873
Other receivables	1,633	1,048	918	1,030	1,545	923
Variable annuity assets (separate accounts)	650	636	632	644	628	620
Other assets	1,832	1,574	1,551	1,504	1,526	1,518
Goodwill	199	199	199	199	199	199

Total assets	$64,190	$61,834	$60,656	$60,658	$60,163	$58,618

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,670	$9,093	$9,193	$9,678	$9,563	$8,730
Unearned premiums	2,740	2,539	2,413	2,410	2,567	2,294
Annuity benefits accumulated	35,958	34,886	33,901	33,316	32,671	32,014
Life, accident and health reserves	643	647	656	658	667	676
Payable to reinsurers	932	721	661	743	906	681
Liabilities of managed investment entities	4,807	4,840	4,869	4,687	4,506	4,685
Long-term debt	1,302	1,301	1,301	1,301	1,284	1,405
Variable annuity liabilities (separate accounts)	650	636	632	644	628	620
Other liabilities	2,324	2,087	1,847	1,887	1,992	2,201

Total liabilities	$59,026	$56,750	$55,473	$55,324	$54,784	$53,306
Redeemable noncontrolling interests	$—	$—	$—	$3	$—	$—
Shareholders’ equity:
Common stock	$89	$89	$89	$88	$88	$88
Capital surplus	1,231	1,220	1,205	1,181	1,167	1,158
Retained earnings	3,800	3,628	3,584	3,248	3,435	3,451
Unrealized gains - equities	—	—	—	221	173	158
Unrealized gains - fixed maturities	93	191	342	619	533	481
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(32)	(27)	(24)	(13)	(6)	(6)
Other comprehensive income, net of tax	(17)	(17)	(13)	(14)	(11)	(18)

Total shareholders’ equity	5,164	5,084	5,183	5,330	5,379	5,312
Noncontrolling interests	—	—	—	1	—	—

Total liabilities and equity	$64,190	$61,834	$60,656	$60,658	$60,163	$58,618

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17
Shareholders’ equity	$5,164	$5,084	$5,183	$5,330	$5,379	$5,312
Unrealized (gains) related to fixed maturities	(61)	(164)	(318)	(606)	(527)	(475)

Adjusted shareholders’ equity	5,103	4,920	4,865	4,724	4,852	4,837
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(31)	(34)	(36)	(26)	(29)	(30)

Tangible adjusted shareholders’ equity	$4,873	$4,687	$4,630	$4,499	$4,624	$4,608

Common shares outstanding	89.189	89.072	88.881	88.275	88.093	88.007
Book value per share:
Book value per share	$57.90	$57.08	$58.32	$60.38	$61.06	$60.36
Adjusted (a)	57.22	55.24	54.74	53.51	55.08	54.97
Tangible, adjusted (b)	54.64	52.63	52.10	50.95	52.50	52.36
Market capitalization
AFG’s closing common share price	$110.97	$107.33	$112.22	$108.54	$103.45	$99.37
Market capitalization	$9,897	$9,560	$9,974	$9,581	$9,113	$8,745
Price / Adjusted book value ratio	1.94	1.94	2.05	2.03	1.88	1.81

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,003	$1,128
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,003	$1,128
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,318	$1,318	$1,318	$1,318	$1,303	$1,428
Shareholders’ equity	5,164	5,084	5,183	5,330	5,379	5,312
Noncontrolling interests (including redeemable NCI)	—	—	—	4	—	—
Less:
Unrealized (gains) - fixed maturity investments	(93)	(191)	(342)	(619)	(533)	(481)

Total adjusted capital	$6,389	$6,211	$6,159	$6,033	$6,149	$6,259

Ratio of debt to total adjusted capital:
Including subordinated debt	20.6%	21.2%	21.4%	21.8%	21.2%	22.8%
Excluding subordinated debt	15.9%	16.4%	16.5%	16.9%	16.3%	18.0%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Property and Casualty Insurance
Paid Losses (GAAP)	$614	$629	$640	$726	$596	$1,883	$1,802

	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17
Statutory Surplus
Property and Casualty Insurance	$2,885	$2,797	$2,781	$2,729	$2,817	$2,882
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,703	$2,511	$2,442	$2,442	$2,433	$2,389
Allowable dividends without regulatory approval
Property and Casualty Insurance	$563	$563	$563	$563	$496	$496
Annuity and Run-off	263	263	263	263	197	197

Total	$826	$826	$826	$826	$693	$693

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2018
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,008	$669	$332	$—	$2,009	4%
Fixed maturities - Available for sale	7,413	32,819	12	—	40,244	84%
Fixed maturities - Trading	48	55	—	—	103	0%
Equity securities	1,034	736	57	—	1,827	4%
Investments accounted for using the equity method	520	769	—	—	1,289	3%
Mortgage loans	306	846	—	—	1,152	2%
Policy loans	—	176	—	—	176	0%
Equity index call options	—	759	—	—	759	2%
Real estate and other investments	136	273	63	(190)	282	1%

Total cash and investments	$10,465	$37,102	$464	$(190)	$47,841	100%

	Carrying Value— December 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,398	$625	$315	$—	$2,338	5%
Fixed maturities - Available for sale	7,142	31,223	14	—	38,379	83%
Fixed maturities - Trading	232	116	—	—	348	1%
Equity securities	1,012	594	56	—	1,662	4%
Investments accounted for using the equity method	404	595	—	—	999	2%
Mortgage loans	308	817	—	—	1,125	2%
Policy loans	—	184	—	—	184	0%
Equity index call options	—	701	—	—	701	2%
Real estate and other investments	158	311	57	(214)	312	1%

Total cash and investments	$10,654	$35,166	$442	$(214)	$46,048	100%

Unrealized gain/(loss) on equity securities	$165	$114	$—	$—	$279

Note: On January 1, 2018, AFG adopted Accounting Standards Update (“ASU”) 2016-01, which requires all equity securities other than those accounted for under the equity method to be reported at fair value with holding gains and losses recognized in net earnings.

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17	09/30/18	09/30/17
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$72	$72	$66	$65	$65	$210	$193
Fixed maturities - Trading	—	2	—	—	—	2	3
Equity securities	12	16	13	13	12	41	38
Equity in investees	16	18	17	4	8	51	23
Other investments (a)	10	9	6	8	11	25	25

Gross investment income	110	117	102	90	96	329	282
Investment expenses	(2)	(2)	(2)	(4)	(2)	(6)	(6)

Total net investment income	$108	$115	$100	$86	$94	$323	$276

Average cash and investments (b)	$10,388	$10,346	$10,422	$10,062	$9,851	$10,405	$9,853

Average yield (c)	4.16%	4.45%	3.84%	3.42%	3.82%	4.14%	3.73%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$361	$350	$338	$342	$332	$1,049	$972
Equity securities	6	18	8	7	5	32	15
Equity in investees	25	23	29	9	12	77	28
Other investments (a)	22	22	19	19	26	63	67

Gross investment income	414	413	394	377	375	1,221	1,082
Investment expenses	(3)	(3)	(3)	(4)	(2)	(9)	(7)

Total net investment income	$411	$410	$391	$373	$373	$1,212	$1,075

Average cash and investments (b)	$34,955	$33,935	$33,002	$32,245	$31,713	$33,964	$30,919

Average yield (c)	4.70%	4.83%	4.74%	4.62%	4.70%	4.76%	4.64%

AFG consolidated net investment income:
Property & Casualty	$108	$115	$100	$86	$94	$323	$276
Annuity:
Fixed Annuity	411	410	391	373	373	1,212	1,075
Variable Annuity	2	2	3	3	2	7	7
Parent & other	10	7	4	10	7	21	24
Consolidate CLOs	(4)	(4)	(3)	(7)	(5)	(11)	(16)

Total net investment income	$527	$530	$495	$465	$471	$1,552	$1,366

(a)	Includes income from mortgage loans, real estate, policy loans, affiliated CLO’s, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

September 30, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Investment Portfolio
US Government and government agencies	$248	$244	$(4)	1%	1%
States, municipalities and political subdivisions	6,781	6,800	19	17%	14%
Foreign government	161	163	2	0%	0%
Residential mortgage-backed securities	2,410	2,711	301	7%	6%
Commercial mortgage-backed securities	913	923	10	2%	2%
Asset-backed securities	9,249	9,307	58	23%	19%
Corporate and other bonds	20,394	20,199	(195)	50%	42%

Total AFG consolidated	$40,156	$40,347	$191	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.43%
Net of investment expense (a)	4.38%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$293	$291	$(2)	1%	1%
States, municipalities and political subdivisions	6,912	7,148	236	18%	15%
Foreign government	239	242	3	1%	1%
Residential mortgage-backed securities	2,887	3,230	343	8%	7%
Commercial mortgage-backed securities	928	963	35	2%	2%
Asset-backed securities	7,836	7,962	126	21%	17%
Corporate and other bonds	18,291	18,891	600	49%	41%

Total AFG consolidated	$37,386	$38,727	$1,341	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%
Net of investment expense (a)	4.43%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.
Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	September 30, 2018				December 31, 2017
Property and Casualty Insurance:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)		% of Fair Value
US Government and government agencies	$205	$202	(3)	3%	$244	$243	$(1)		3%
States, municipalities and political subdivisions	2,581	2,572	(9)	34%	2,740	2,798	58		38%
Foreign government	150	150	—	2%	228	229	1		3%
Residential mortgage-backed securities	717	784	67	11%	843	918	75		13%
Commercial mortgage-backed securities	84	85	1	1%	93	95	2		1%
Asset-backed securities	2,192	2,179	(13)	29%	1,716	1,724	8		23%
Corporate and other bonds	1,502	1,489	(13)	20%	1,349	1,367	18		19%

Property and Casualty Insurance	$7,431	$7,461	$30	100%	$7,213	$7,374	$161		100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.88%				3.73%
Net of investment expense (a)	3.80%				3.54%
Tax equivalent, net of investment expense (b)	4.00%				4.03%
Approximate average life and duration:
Approximate average life	4.5 years				5 years
Approximate duration	3.5 years				4 years

	September 30, 2018				December 31, 2017
Annuity and Run-off:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)		% of Fair Value
US Government and government agencies	$43	$42	$(1)	0%	$48	$47		$(1)	0%
States, municipalities and political subdivisions	4,200	4,228	28	13%	4,172	4,350	178		14%
Foreign government	11	13	2	0%	11	13	2		0%
Residential mortgage-backed securities	1,690	1,915	225	6%	2,041	2,299	258		7%
Commercial mortgage-backed securities	829	838	9	2%	835	868	33		3%
Asset-backed securities	7,057	7,128	71	22%	6,120	6,238	118		20%
Corporate and other bonds	18,892	18,710	(182)	57%	16,942	17,524	582		56%

Total Annuity and Run-off	$32,722	$32,874	$152	100%	$30,169	$31,339	$1,170		100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.55%				4.66%
Net of investment expense (a)	4.51%				4.61%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	4.5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.
Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	September 30, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,791	$6,766	$(25)	17%
AA	8,468	8,522	54	21%
A	9,805	9,764	(41)	24%
BBB	11,373	11,294	(79)	28%

Subtotal - Investment grade	36,437	36,346	(91)	90%
BB	725	723	(2)	2%
B	264	267	3	1%
Other (b)	2,730	3,011	281	7%

Subtotal - Non-Investment grade	3,719	4,001	282	10%

Total	$40,156	$40,347	$191	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,253	$6,356	$103	16%
AA	8,150	8,411	261	22%
A	9,149	9,447	298	25%
BBB	10,146	10,496	350	27%

Subtotal - Investment grade	33,698	34,710	1,012	90%
BB	725	739	14	2%
B	324	328	4	1%
Other (b)	2,639	2,950	311	7%

Subtotal - Non-Investment grade	3,688	4,017	329	10%

Total	$37,386	$38,727	$1,341	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

September 30, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$177	$173	$(4)	5%	0%
Prime (Non-Agency)	1,009	1,154	145	32%	3%
Alt-A	837	953	116	26%	2%
Subprime	387	431	44	12%	1%
Commercial	913	923	10	25%	2%

Total AFG consolidated	$3,323	$3,634	$311	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 81%; Alt-A 78%; Subprime 83%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 733; Alt-A 702; Subprime 631.

•	94% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 33%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 5 years.

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$207	$205	$(2)	5%	0%
Prime (Non-Agency)	1,218	1,386	168	33%	3%
Alt-A	994	1,122	128	27%	3%
Subprime	468	517	49	12%	1%
Commercial	928	963	35	23%	2%

Total AFG consolidated	$3,815	$4,193	$378	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	September 30, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$143	$138	$(5)	16%	1%
Prime (Non-Agency)	145	164	19	19%	1%
Alt-A	261	295	34	34%	3%
Subprime	168	187	19	21%	2%
Commercial	84	85	1	10%	1%

Total	$801	$869	$68	100%	8%

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$166	$163	$(3)	16%	2%
Prime (Non-Agency)	174	195	21	19%	2%
Alt-A	301	339	38	34%	3%
Subprime	202	221	19	22%	2%
Commercial	93	95	2	9%	1%

Total	$936	$1,013	$77	100%	10%

Annuity and Run-off:	September 30, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$34	$35	$1	1%	0%
Prime (Non-Agency)	861	978	117	36%	2%
Alt-A	576	658	82	24%	2%
Subprime	219	244	25	9%	1%
Commercial	829	838	9	30%	2%

Total	$2,519	$2,753	$234	100%	7%

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$41	$42	$1	1%	0%
Prime (Non-Agency)	1,041	1,178	137	37%	4%
Alt-A	693	783	90	25%	2%
Subprime	266	296	30	10%	1%
Commercial	835	868	33	27%	2%

Total	$2,876	$3,167	$291	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	September 30, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,126	$1,131	$5	31%
AA	123	127	4	3%
A	149	155	6	4%
BBB	192	204	12	6%

Subtotal - investment grade	1,590	1,617	27	44%
BB	172	175	3	5%
B	163	167	4	5%
Other (b)	1,398	1,675	277	46%

Total	$3,323	$3,634	$311	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,209	$1,246	$37	30%
AA	90	93	3	2%
A	225	239	14	6%
BBB	170	182	12	4%

Subtotal - investment grade	1,694	1,760	66	42%
BB	192	197	5	5%
B	224	230	6	5%
Other (b)	1,705	2,006	301	48%

Total	$3,815	$4,193	$378	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - September 30, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$214	$1,845	$91	$377	$754	$3,294	$191	$6,766	17%
AA	22	4,328	55	109	18	2,553	1,437	8,522	21%
A	—	500	—	133	22	2,056	7,053	9,764	24%
BBB	—	56	—	131	73	778	10,256	11,294	28%

Subtotal - Investment grade	236	6,729	146	750	867	8,681	18,937	36,346	90%
BB	—	—	—	140	35	25	523	723	2%
B	—	7	—	164	3	4	89	267	1%
CCC, CC, C	—	—	—	851	6	2	20	879	2%
D	—	3	—	236	—	—	—	239	1%

Subtotal - Non-Investment grade	—	10	—	1,391	44	31	632	2,108	6%
Not Rated	8	61	17	570	12	595	630	1,893	4%

Total	$244	$6,800	$163	$2,711	$923	$9,307	$20,199	$40,347	100%

	Fair Value - December 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$250	$1,848	$168	$444	$802	$2,649	$195	$6,356	16%
AA	34	4,671	66	74	19	2,242	1,305	8,411	22%
A	—	494	3	216	23	1,835	6,876	9,447	25%
BBB	—	47	—	106	76	800	9,467	10,496	27%

Subtotal - Investment grade	284	7,060	237	840	920	7,526	17,843	34,710	90%
BB	—	4	4	173	24	23	511	739	2%
B	—	7	1	226	4	—	90	328	1%
CCC, CC, C	—	1	—	902	3	3	26	935	2%
D	—	5	—	517	—	—	—	522	1%

Subtotal - Non-Investment grade	—	17	5	1,818	31	26	627	2,524	6%
Not Rated	7	71	—	572	12	410	421	1,493	4%

Total	$291	$7,148	$242	$3,230	$963	$7,962	$18,891	$38,727	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.